Treasury Shares	6 Months Ended
Jun. 30, 2024
Treasury Shares [Abstract]
TREASURY SHARES

7.  TREASURY SHARES

On May 23, 2022, the Board of Directors approved a repurchase authorization of up to 5 million of its issued and outstanding common shares. This authorization, which does not have an expiration date, replaced the Group’s prior authorization of an aggregate consideration of up to USD 5,000 thousand, which was terminated. On June 7, 2024, the Board of Directors has increased the Company’s existing share repurchase authorization by 2.5 million to 7.5 million shares of its issued and outstanding common stock. The table below illustrates the movement on the treasury shares during the year:

	June 30, 2024
	Number of shares	USD ’000

Balance at December 31, 2023	3,800	49
Repurchases	927,033	12,603
Cancellation	(646,789)	(8,673)
Balance at June 30, 2024	284,044	3,979